UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2007

STONE TAN CHINA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52857	20-8387484
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1A, 11th Floor, Tower 1 China Hong Kong City 33 Canton Road Kowloon, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  852-27355493

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 30, 2007, Stone Tan China Acquisition Corp. issued a press release announcing that the underwriters of its initial public offering have exercised their over-allotment option to the extent of 2,970,300 units.  Each unit consists of one share of common stock and one warrant.  The press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

Exhibits:

Exhibit No.	Description

99.1	Press release dated October 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2007	STONE TAN CHINA ACQUISITION CORP.

	By:	/s/ Richard Tan
Name: Richard Tan
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 30, 2007